UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-35525	33-0029027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia

Aliso Viejo, California 92656

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 362-5800

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 13, 2016, Smith Micro Software, Inc. issued a press release which provided an estimate of revenue for the third quarter of 2016, and addressed related matters. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

9.01(d) Exhibits.

99.1	Press Release dated October 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

Date: October 13, 2016	/s/ Steven M. Yasbek
Steven M. Yasbek
Vice President and Chief Financial Officer

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